Exhibit 10.4

EXECUTION VERSION

SUPPLEMENTAL CREDIT AGREEMENT

DATED AS OF JUNE 30, 2009

among

AMEREN CORPORATION

UNION ELECTRIC COMPANY

AMEREN ENERGY GENERATING COMPANY,

as Borrowers

THE LENDERS FROM TIME TO TIME PARTIES HERETO

and

JPMORGAN CHASE BANK, N.A.,

as Agent

BARCLAYS BANK PLC,

as Syndication Agent

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,

BNP PARIBAS and

U.S. BANK NATIONAL ASSOCIATION,

as Documentation Agents

J. P. MORGAN SECURITIES INC.

and

BARCLAYS CAPITAL,

AS JOINT ARRANGERS AND JOINT BOOKRUNNERS

CREDIT AGREEMENT

This Supplemental Credit Agreement dated as of June 30, 2009 (this “Agreement”), is entered into by and among Ameren Corporation, a Missouri corporation, and its subsidiaries Union Electric Company d/b/a AmerenUE, a Missouri corporation, and Ameren Energy Generating Company, an Illinois corporation, the Lenders and JPMorgan Chase Bank, N.A., as Agent. This Agreement is meant to operate in conjunction with the Amended and Restated Credit Agreement amended and restated as of June 30, 2009 (as amended, the “Primary Credit Agreement”) among Ameren Corporation, a Missouri corporation, and its subsidiaries Union Electric Company d/b/a AmerenUE, a Missouri corporation, and Ameren Energy Generating Company, an Illinois corporation, the Lenders and JPMorgan Chase Bank, N.A., as Agent. The obligations of the Borrowers under this Agreement will be several and not joint, and, except as otherwise set forth in this Agreement, the obligations of the Borrowers will not be guaranteed by the Company or any other subsidiary of the Company (including, without limitation, any other Borrowing Subsidiary). The parties hereto agree as follows:

ARTICLE I

DEFINITIONS

1.1. Defined Terms; Construction. (a) All capitalized terms used in, or incorporated by reference into, this Agreement but not otherwise defined herein shall be defined as set forth in the Primary Credit Agreement, but with the definitions in the Primary Credit Agreement being modified and construed in accordance with the next following sentence. All references in the Primary Credit Agreement, including in the schedules and exhibits thereto, or in provisions and schedules and exhibits incorporated herein from the Primary Credit Agreement or defined terms used in such provisions and schedules to (i) “this Agreement”, “hereof”, “hereby”, “hereunder”, “herein” or words or phrases of similar import shall be deemed to be references to this Agreement; (ii) “Commitments” shall be deemed to be references to the Commitments as defined below; (iii) “Loans”, “Advances”, “Credit Extensions” and other words or phrases referring to Loans, Advances or Credit Extensions shall be deemed to be references to the Loans, Advances and Credit Extensions made under this Agreement (in each case except to the extent such references are to “Competitive Loans”, all references to which shall be disregarded), (iv) Lenders or the “Agent” shall be deemed to be references to Lenders and the Agent under this Agreement, and (v) “Sections” shall be deemed to be references to Sections of the Primary Credit Agreement as incorporated by reference herein.

(b) As used in this Agreement, the following terms shall have the meanings set forth below:

“Commitment” means, for each Lender, the amount set forth (a) on the Commitment Schedule hereto, (b) in an Assignment Agreement executed pursuant to Section 12.3 opposite such Lender’s name, or (c) in a Commitment Increase Amendment, in each case as it may be modified as a result of any assignment that has become effective pursuant to Section 12.3.3, as it may be increased pursuant to Section 2.25 or as otherwise modified from time to time pursuant to the terms hereof. Each Commitment shall be an Extended Commitment.

“Commitment Schedule” means the Schedule identifying each Lender’s Commitment as of the Amendment Effective Date attached hereto and identified as such.

“Credit Agreements” means, collectively, the Primary Credit Agreement and this Agreement.

“Primary Credit Agreement” is defined in the preamble.

ARTICLE II

THE CREDITS

2.1. Commitment. Subject to the satisfaction of the conditions precedent set forth in Section 4.1 and 4.2, as applicable, each Lender severally and not jointly agrees, on the terms and conditions set forth in this Agreement, to make Revolving Loans to each Borrower from time to time from and including the Closing Date and prior to the Availability Termination Date for such Borrower in an amount not to exceed its Pro Rata Share of the Available Aggregate Commitment; provided that (i) at no time shall the Aggregate Outstanding Credit Exposure exceed the Aggregate Commitment, (ii) at no time shall the Revolving Credit Exposure of any Lender exceed its Commitment and (iii) at no time shall the Borrower Credit Exposure of any Borrower exceed the Borrower Sublimit of such Borrower. Subject to the terms of this Agreement, each Borrower may, severally and not jointly with the other Borrowers, borrow, repay and reborrow Revolving Loans at any time prior to the Availability Termination Date for such Borrower. The commitment of each Lender to lend to each Borrower hereunder shall automatically expire on the Availability Termination Date for such Borrower.

ARTICLE III

INCORPORATION BY REFERENCE

3.1. Incorporation by Reference. The provisions of Articles II through XV of the Primary Credit Agreement (other than Sections 2.1 and 2.4 and clause (iii) of Section 2.25(a)) are incorporated herein by reference in their entirety, it being agreed that (i) such provisions, including the defined terms used therein and the definitions of such terms in the Primary Credit Agreement, shall be construed in accordance with Section 1.1 hereof and (ii) in the event of any inconsistency between the provisions incorporated herein by reference and the provisions expressly set forth herein, the provisions expressly set forth herein shall control. The Schedules and Exhibits attached to the Primary Credit Agreement (other than the “Commitment Schedule” attached thereto, which is replaced by the Commitment Schedule) will be deemed to be attached hereto, with the terms used therein being defined as set forth herein. Each reference in Section 6.16 and in the proviso to Section 2.25(a) to the “Supplemental Credit Agreement” shall be deemed replaced with a reference to the “Primary Credit Agreement”.

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ARTICLE IV

PROVISIONS RELATING TO THE PRIMARY CREDIT AGREEMENT

4.1. General. The following provisions shall apply at all times until the termination of the Non-Extended Commitments on the Commitment Termination Date:

(a) No Revolving Loan shall be made by a Lender pursuant to an Extended Commitment unless there shall simultaneously be made a “Revolving Loan” under and as defined in the Primary Credit Agreement (the “Corresponding Loan”) by the same Lender pursuant to its “Extended Commitment” under the Primary Credit Agreement, which Corresponding Loan shall bear the same proportion to the “Commitment” of such Lender under the Primary Credit Agreement as such Revolving Loan bears to such Lender’s Extended Commitment, and shall be of the same Type and, if applicable, for the same Interest Period, as such Revolving Loan. No conversion, continuation or prepayment of a Revolving Loan (or portion thereof) shall be made hereunder unless there shall be made simultaneously a conversion, continuation or prepayment of the Corresponding Loan (or a ratable portion thereof) under the Primary Credit Agreement.

(b) The maximum LC Exposure specified in Section 2.6(b) shall apply on a combined basis to the LC Exposures under and as defined in both Credit Agreements and (i) each Letter of Credit under and as defined in the Primary Credit Agreement will be deemed also to be issued under this Agreement (it being understood that the LC Exposure in respect of each such Letter of Credit for purposes of this Agreement shall exclude the participations of the “Lenders” under the Primary Credit Agreement in such Letter of Credit); (ii) each Lender will acquire (or, in the case of any Existing Letter of Credit, will be deemed to have acquired) under this Agreement a participation in each Letter of Credit bearing the same proportion to its Commitment hereunder as its participation in such Letter of Credit under the Primary Credit Agreement bears to its Extended Commitment thereunder; (iii) the provisions of Section 2.6 of the Credit Agreements will operate, and the Agent, each Issuing Bank and each Lender will have the same rights and obligations, as if the Letters of Credit had been issued under a single credit agreement having the terms set forth in Section 2.6; and (iv) the portion of each Letter of Credit deemed issued under this Agreement shall be equal to a fraction the numerator of which is the Aggregate Commitment at such time and the denominator of which is the sum of the Aggregate Commitment at such time (in each case, as the Commitments and the Aggregate Commitment are adjusted from time to time in accordance with the provisions of this Agreement) and the “Aggregate Commitment” under the Primary Credit Agreement (as so adjusted) at such time (or, if the Aggregate Commitment has been terminated, a fraction the numerator of which is the Aggregate Revolving Credit Exposure at such time and the denominator of which is the sum of the Aggregate Revolving Credit Exposure at such time and the “Aggregate Revolving Credit Exposure” under the Primary Credit Agreement at such time).

(c) No reduction of the “Extended Commitment” of any Lender under the Primary Credit Agreement shall be made unless the Commitment of such Lender shall be simultaneously ratably reduced.

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(d) No payment of interest on any “Revolving Loan”, and no payment of fees, shall be made under the Primary Credit Agreement unless a simultaneous ratable payment is made of interest on the Corresponding Loan of the same Lender hereunder or of fees hereunder.

(e) No assignment shall be made of any “Extended Commitment” of any Lender, or of any Loans made pursuant to such a Commitment or any rights or interests related thereto, under the Primary Credit Agreement unless a ratable assignment is made of the Extended Commitment of such Lender, and of the corresponding Loans made pursuant to such Commitment and the corresponding rights or interests, under this Agreement.

(f) The Borrower Sublimits shall apply on a combined basis to borrowings and other extensions of credit under both Credit Agreements.

(g) Borrowing and prepayment minimums and multiples shall apply on a combined basis to borrowings and prepayments under both Credit Agreements.

(h) No amendment shall be made to one Credit Agreement without a corresponding amendment to the other. Voting shall be separate under the two Credit Agreements, but any matter approved by the “Required Lenders” under the Primary Credit Agreement shall be deemed to have been approved by the Required Lenders under this Agreement.

(i) A single promissory note will evidence the obligations of each Borrower under both Credit Agreements.

(j) The Agent and the Borrowers shall be authorized to make such other amendments as they shall deem advisable to implement the intent that the Lenders under this Agreement will have the same rights and benefits, on a ratable basis, as Consenting Lenders under the Primary Credit Agreement.

4.2. After the Commitment Termination Date. Upon the termination of the Non-Extended Commitments on the Commitment Termination Date, (a) all the “Commitments” and “Credit Extensions” hereunder (together with all amounts accrued or owing in respect thereof or otherwise under this Agreement) shall be deemed to be outstanding under the Primary Credit Agreement, (b) each of the “Aggregate Commitment” and the “Commitment Schedule” under and as defined in the Primary Credit Agreement will be automatically amended to reflect the addition of the Commitments hereunder and (c) this Agreement shall terminate.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the Borrowers, the Lenders and the Agent have executed this Agreement as of the date first above written.

AMEREN CORPORATION,

by	/s/ Jerre E. Birdsong
	Name:	Jerre E. Birdsong
	Title:	Vice President and Treasurer

UNION ELECTRIC COMPANY,

by	/s/ Jerre E. Birdsong
	Name:	Jerre E. Birdsong
	Title:	Vice President and Treasurer

AMEREN ENERGY GENERATING COMPANY,

by	/s/ Jerre E. Birdsong
	Name:	Jerre E. Birdsong
	Title:	Vice President and Treasurer

JPMORGAN CHASE BANK, N.A., as Agent, as a Lender and as an Issuing Bank,

by	/s/ Michael DeForge
	Name:	Michael DeForge
	Title:	Managing Director

BARCLAYS BANK PLC, as Syndication Agent and as a Lender,

by	/s/ Sydney G. Dennis
	Name:	Sydney G. Dennis
	Title:	Director

LENDER SIGNATURE PAGE TO

THE AMEREN CORPORATION

SUPPLEMENTAL CREDIT AGREEMENT

LENDER: Bank of America, N.A.

by	/s/ Richard L. Stein
	Name:	Richard L. Stein
	Title:	Senior Vice President

LENDER SIGNATURE PAGE TO

THE AMEREN CORPORATION

SUPPLEMENTAL CREDIT AGREEMENT

LENDER: BNP Paribas

by	/s/ Francis J. Delaney
	Name:	Francis J. Delaney
	Title:	Managing Director

by	/s/ Pasquale A. Perraglia
	Name:	Pasquale A. Perraglia
	Title:	Vice President

LENDER SIGNATURE PAGE TO

THE AMEREN CORPORATION

SUPPLEMENTAL CREDIT AGREEMENT

LENDER: Goldman Sachs Bank USA

by	/s/ Mark Walton
	Name:	Mark Walton
	Title:	Authorized Signatory

LENDER SIGNATURE PAGE TO

THE AMEREN CORPORATION

SUPPLEMENTAL CREDIT AGREEMENT

LENDER: Morgan Stanley Senior Funding, Inc.

by	/s/ Stephen B. King
	Name:	Stephen B. King
	Title:	Vice President

LENDER SIGNATURE PAGE TO

THE AMEREN CORPORATION

SUPPLEMENTAL CREDIT AGREEMENT

LENDER: Morgan Stanley Bank, N.A.

by	/s/ Melissa James
	Name:	Melissa James
	Title:	Authorized Signatory

LENDER SIGNATURE PAGE TO

THE AMEREN CORPORATION

SUPPLEMENTAL CREDIT AGREEMENT

LENDER: The Bank of Tokyo-Mitsubishi UFJ, Limited

by	/s/ Chi-Cheng Chen
	Name:	Chi-Cheng Chen
	Title:	Authorized Signatory

LENDER SIGNATURE PAGE TO

THE AMEREN CORPORATION

SUPPLEMENTAL CREDIT AGREEMENT

LENDER: U.S. Bank National Association

by	/s/ Paul Vastola
	Name:	Paul Vastola
	Title:	Vice President

LENDER SIGNATURE PAGE TO

THE AMEREN CORPORATION

SUPPLEMENTAL CREDIT AGREEMENT

LENDER: UBS Loan Finance LLC

by	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

by	/s/ Marie Haddad
	Name:	Marie Haddad
	Title:	Associate Director

LENDER SIGNATURE PAGE TO

THE AMEREN CORPORATION

SUPPLEMENTAL CREDIT AGREEMENT

LENDER: Deutsche Bank AG New York Branch

by	/s/ Marcus M. Tarkington
	Name:	Marcus M. Tarkington
	Title:	Director

by	/s/ Paul O’Leary
	Name:	Paul O’Leary
	Title:	Director

LENDER SIGNATURE PAGE TO

THE AMEREN CORPORATION

SUPPLEMENTAL CREDIT AGREEMENT

LENDER: The Bank of New York Mellon

by	/s/ Richard K. Fronapfel, Jr.
	Name:	Richard K. Fronapfel, Jr.
	Title:	Vice President

LENDER SIGNATURE PAGE TO

THE AMEREN CORPORATION

SUPPLEMENTAL CREDIT AGREEMENT

LENDER: The Bank of Nova Scotia

by	/s/ Thane Rattew
	Name:	Thane Rattew
	Title:	Managing Director

LENDER SIGNATURE PAGE TO

THE AMEREN CORPORATION

SUPPLEMENTAL CREDIT AGREEMENT

LENDER: The Royal Bank of Scotland plc

by	/s/ Emily Freedman
	Name:	Emily Freedman
	Title:	Vice President

LENDER SIGNATURE PAGE TO

THE AMEREN CORPORATION

SUPPLEMENTAL CREDIT AGREEMENT

LENDER: Fifth Third Bank

by	/s/ Robert M. Sander
	Name:	Robert M. Sander
	Title:	Vice President

LENDER SIGNATURE PAGE TO

THE AMEREN CORPORATION

SUPPLEMENTAL CREDIT AGREEMENT

LENDER: KeyBank National Association

by	/s/ Sherrie Manson
	Name:	Sherrie Manson
	Title:	Senior Vice President

LENDER SIGNATURE PAGE TO

THE AMEREN CORPORATION

SUPPLEMENTAL CREDIT AGREEMENT

LENDER: Regions Bank

by	/s/ David Bentzinger
	Name:	David Bentzinger
	Title:	Senior Vice President

LENDER SIGNATURE PAGE TO

THE AMEREN CORPORATION

SUPPLEMENTAL CREDIT AGREEMENT

LENDER: The Northern Trust Company

by	/s/ Rick J. Gomez
	Name:	Rick J. Gomez
	Title:	Second Vice President

LENDER SIGNATURE PAGE TO

THE AMEREN CORPORATION

SUPPLEMENTAL CREDIT AGREEMENT

LENDER: Commerce Bank, N.A.

by	/s/ Douglas P. Best
	Name:	Douglas P. Best
	Title:	Vice President

LENDER SIGNATURE PAGE TO

THE AMEREN CORPORATION

SUPPLEMENTAL CREDIT AGREEMENT

LENDER: UMB Bank, N.A.

by	/s/ Cecil G. Wood
	Name:	Cecil G. Wood
	Title:	Executive Vice President

LENDER SIGNATURE PAGE TO

THE AMEREN CORPORATION

SUPPLEMENTAL CREDIT AGREEMENT

LENDER: Comerica Bank

by	/s/ Mark J. Leveille
	Name:	Mark J. Leveille
	Title:	Vice President

LENDER SIGNATURE PAGE TO

THE AMEREN CORPORATION

SUPPLEMENTAL CREDIT AGREEMENT

LENDER: National City Bank

by	/s/ Matthew M. Springman
	Name:	Matthew M. Springman
	Title:	Senior Vice President

Commitment Schedule

LENDER	COMMITMENT
JPMorgan Chase Bank, N.A.	$12,575,266.34
Barclays Bank PLC	$12,575,266.33
Bank of America, N.A.	$10,421,491.43
BNP Paribas	$8,406,669.75
Goldman Sachs Bank USA	$10,560,444.65
Morgan Stanley Senior Funding, Inc.	$3,473,830.48
Morgan Stanley Bank, N.A	$7,364,520.61
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$10,421,491.43
U.S. Bank National Association	$7,225,567.39
UBS Loan Finance LLC	$10,838,351.09
Deutsche Bank AG New York Branch	$8,754,052.80
The Bank of New York Mellon	$8,059,286.71
The Bank of Nova Scotia	$8,893,006.02
The Royal Bank of Scotland plc	$2,501,157.94
Fifth Third Bank	$5,558,128.76
KeyBank National Association	$4,446,503.01
Regions Bank	$4,446,503.01
The Northern Trust Company	$3,543,307.09
Commerce Bank, N.A.	$2,779,064.38
UMB Bank	$2,292,728.11
Comerica Bank	$2,084,298.29
National City Bank	$2,779,064.38
Aurora Bank FSB (fka Lehman Brothers Bank, FSB)	$0.00
Total	$150,000,000.00